THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. LENDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONCORD HOLDING GROUP, LLC
COLLATERALIZED SECURED PROMISSORY NOTE
BACK END NOTE

$312,000.00	New York, New York
May 15,2017

1.          Principal and Interest

            FOR VALUE RECEIVED, Concord Holding Group, LLC, a New York Limited Liability Company (the "Company") hereby absolutely and unconditionally promises to pay to Lithium Exploration Group, Inc., a Nevada Corporation (the "Lender"), or order, the principal amount of Three Hundred Twelve Thousand Dollars ($312,000.00) no later than February 4, 2018, unless the Lender does not meet the "current information requirements" required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note. This Full Recourse Note shall bear simple interest at the rate of 10%.

2.          Repayments and Prepayments; Security.

                          a.        All principal under this Note shall be due and payable no later than February 4, 2018, unless the Lender does not meet the "current information requirements" required under Rule 144 of the Securities Act of 1933, as amended, in which case the Company may declare the offsetting note issued by the Lender on the same date herewith to be in Default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lenders payment obligations under the offsetting note.

                          b.        The Company may pay this Note at any time. This note may not be assigned by the Lender, except by operation of law.

                          c.        This Note shall initially be secured by the pledge of the $312,000, 10%, convertible promissory note issued to the Company by the Lender on even date herewith, (the “Lender Note”).

The Company may exchange this collateral for other collateral with an appraised value of at least $312,000.00, by providing 3 days prior written notice to the Lender. If the Lender does not object to the substitution of collateral in that 3-day period, such substitution of collateral shall be deemed to have been accepted by the Lender. Notwithstanding the foregoing, an exchange of collateral for $312,000.00 in cash shall not require the approval of the Lender. All collateral shall be retained by Cassi Olson, Esq., which shall act as the escrow agent for the collateral for the benefit of the Lender. The Company may not effect any conversions under the Lender Note until it has made full cash payment for the portion of the Lender Note being converted.

3.          Events of Default; Acceleration.

                          a.        The principal amount of this Note is subject to prepayment, in whole or in part, upon the occurrence and during the continuance of any of the following events (each, an "Event of Default"): the initiation of any bankruptcy, insolvency , moratorium, receivership or reorganization by or against the Company, or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable. The Company may offset amounts due to the Lender under this Note by similar amounts that may be due to the Company by the Lender resulting from breaches under the Lender Note.

                          b.        No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder , now or hereafter existing at law or in equity or otherwise. The Company accepts and agrees that this Note is a full recourse note and that the Holder may exercise any and all remedies available to it under law.

4.           Notices.

                          a.        All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered , postage prepaid, addressed (i) if to a Lender, at such Lender's address as the Lender shall have furnished the Company in writing and (ii) if to the Company at such address as the Company shall have furnished the Lender(s) in writing.

                          b.        Each such notice, report or other communication shall, for all purposes, under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by electronic communication with confirmation, upon the delivery of electronic communication.

5.           Miscellaneous.

                          a.        Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

                          b.        No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

                          c.        While this Note is outstanding and to the extent the Company grant any other party more favorable investment terms (whether via interest rate, original issue discount, conversion discount or look-back period), the terms of the Note shall automatically adjust to match those more favorable terms.

                          d.        If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.

                          e.        This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of New York (without reference to conflict of laws).

                          f.        This Note shall be binding upon the Company's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date herein above written.

CONCORD HOLDING GROUP LLC

APPROVED:

LITIHIUM EXPLORATION GROUP, INC.